EARNING PER SHARE ('EPS')	12 Months Ended
Dec. 31, 2022
EARNING PER SHARE ('EPS')
EARNING PER SHARE ('EPS')

NOTE 27. EARNING PER SHARE (‘EPS’)

Basic EPS is calculated by reducing the income from continuing operations by the amount of dividends declared in the current period for each class of stock and by the contractual amount of dividends that must be paid for the current period, considering the allocation of remaining earnings to common stock and participating securities to the extent that each security may share in earnings as if all of the earnings for the period had been distributed. EPS is determined by dividing the total earnings allocated to each security by the weighted average number of common shares outstanding.

Diluted EPS assumes the issuance of common shares for all dilutive potential common shares outstanding during the reporting period. The Bank had no dilutive potential common shares as of December 31, 2022, 2021 and 2020.

The following table summarizes information related to the computation of basic EPS for the years ended December 31, 2022, 2021 and 2020 (in millions of pesos, except per share data):

	2022	2021	2020
Income from continuing operations before attribution of non-controlling interests	6,996,365	4,207,787	315,359
Less: Non-controlling interests from continuing operations	212,875	120,992	39,365
Net income from continuing operations	6,783,490	4,086,795	275,994
Less: Preferred dividends declared	1,352,921	59,851	682,876
Less: Allocation of undistributed earnings to preferred stockholders	1,805,191	1,830,636	(583,718)
Net income allocated to common shareholders for basic and diluted EPS	3,625,378	2,196,308	176,836
Weighted average number of common shares outstanding used in basic EPS calculation (In millions)	510	510	510
Basic and Diluted earnings per share to common shareholders	7,113	4,309	347
Basic and Diluted earnings per share from continuing operations	7,113	4,309	347